UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 6, 2008
Cleveland-Cliffs Inc
(Exact Name of Registrant as Specified in Charter)

Ohio	1-8944	34-1464672

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio	44114
(Address of Principal Executive Offices)	(Zip Code)
Registrants’ telephone number, including area code: (216) 694-5700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23(A)
EX-99(A)

Item 8.01. Other Events.
     As previously disclosed, on March 6, 2008 the Board of Directors of Cleveland-Cliffs Inc (the “Company”) declared a two-for-one stock split of its common shares (the “Stock Split”). The record date for the Stock Split was May 1, 2008 with a distribution date of May 15, 2008. As the Stock Split was effective after the date of the Company’s filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (the “Form 10-K”), the audited consolidated financial statements in the Form 10-K did not give effect to the Stock Split. Updated audited financial statements for the three years ended December 31, 2007 and as of December 31, 2006 and December 31, 2007, which update the share and per share amounts for the Stock Split from the financial statements originally filed with the Form 10-K, are filed herewith as Exhibit 99(a) and incorporated herein by reference.
     This Form 8-K does not reflect events or disclosures occurring after the filing of the Form 10-K and does not modify or update the disclosures therein in any way, other than as described above.
Item 9.01. Financial Statements and Exhibits

Exhibit
Number	Description of Exhibits

23(a)	Consent of Deloitte & Touche LLP

99(a)	Consolidated Financial Statements and Related Notes

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND-CLIFFS INC

By:	/s/ George W. Hawk, Jr.

Name: George W. Hawk, Jr.
Title: General Counsel and Secretary
Date: October 6, 2008

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits
23(a)	Consent of Deloitte & Touche LLP

99(a)	Consolidated Financial Statements and Related Notes